EXHIBIT 10.16
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                             AGREEMENT CONCERNING
                      AMFAC B AMFAC HAWAII TAX AGREEMENT


      This Agreement, made as of this 30th day of November, 2000, by and among Amfac/JMB Hawaii, L.L.C, a Hawaii limited liability company ("AHI") and Northbrook Corporation, a Delaware corporation ("Northbrook").


                             W I T N E S S E T H :
                             --------------------

      WHEREAS, by that certain Amfac B Amfac Hawaii Tax Agreement, dated as of February 27, 1989 (the "Tax Agreement"), by and between Northbrook (as successor by merger to Amfac, Inc., a Hawaii corporation) and AHI (as successor to Amfac/JMB Hawaii, Inc.), Northbrook has agreed to pay certain of the federal and state income taxes that will become due and payable by AHI and certain of its subsidiaries (each subsidiary of AHI being referred to herein as a "Subsidiary", and collectively with AHI, the "AHI Group"); and,

      WHEREAS, capitalized terms not defined herein shall have the meaning ascribed thereto in the Tax Agreement; and,

      WHEREAS, AHI, Northbrook and various other parties have entered into that certain Contribution Agreement, dated as of November 27, 2000 (the "Contribution Agreement"), whereby, among other things, certain entities shall make capital contributions (the "Capital Contributions") to Amfac Property Investment Corp., a Hawaii corporation ("APIC") in contemporaneous transactions that are intended to collectively qualify as a tax-free exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended; and,

      WHEREAS, in consideration of the Capital Contributions, APIC shall issue additional common stock (the "Additional Stock"); and,

      WHEREAS, as a consequence of the issuance of the Additional Stock, APIC will no longer be a member of same consolidated reporting group as AHI and Northbrook for federal income tax purposes; and,

      WHEREAS, from and after the issuance of the Additional Stock under the Contribution Agreement, it is no longer in the best interests of AHI or Northbrook, as the sole parties to the Tax Agreement, to continue to treat APIC as an "Amfac Hawaii Subsidiary" under the Tax Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the parties hereto as follows:

      1. RECITALS. The foregoing recitals are by this reference incorporated herein and made a part hereof as substantive provisions of this Agreement.

      2. TERMINATION OF TAX AGREEMENT RESPECTING APIC. Effective as of the Effective Date (as defined in the Contribution Agreement) the parties hereto agree that the Tax Agreement is hereby modified to exclude APIC as an Amfac Hawaii Subsidiary under the Tax Agreement, and from and after such Effective Date, the Tax Agreement shall be applied without any obligations on the part of Northbrook attributable to taxes payable (if any) by APIC respecting periods from and after such Effective Date.




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      3.    SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

      4. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto. No provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

      5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Illinois, the parties hereto hereby irrevocably and unconditionally consent to submit to the jurisdiction of the courts of the State of Illinois and of the United States of America located in Illinois for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

      7. MISCELLANEOUS. This Agreement represents the entire agreement among the parties with respect to the matters set forth herein, and may not be amended or modified except in writing signed by all parties. Each party acknowledges that there have been no additional oral or written representations or warranties. Neither this Agreement nor any terms hereof may be amended, modified or waived other than by a written agreement executed by the party against which such amendment, modification or waiver is sought to be enforced. The headings preceding the text of Articles and Sections included in this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.






































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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.


                               AMFAC/JMB HAWAII, L.L.C.,
                               a Hawaii limited liability company



                               By:
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                                     NORTHBROOK CORPORATION,
                                     a Delaware corporation


                                     By:
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